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                                                                      Exhibit 32

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of STRATTEC SECURITY CORPORATION (the "Company") certifies that the Annual Report on Form 10-K of the Company for the period ended June 29, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2003                    /s/ Harold M. Stratton II
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                                         Harold M. Stratton II,
                                         Chairman and Chief Executive Officer

Date: August 19, 2003                    /s/ Patrick J. Hansen
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                                         Patrick J. Hansen,
                                         Chief Financial Officer